UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

18100 Von Karman Avenue, Suite 1000
Irvine, CA		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 797-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	The NASDAQ Stock Market LLC

Warrants to purchase Class A common stock	ADVWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On May 7, 2021, Advantage Solutions Inc. (the “Company”) announced that as a result of recent guidance provided by the U.S. Securities and Exchange Commission on April 12, 2021 relating to the accounting treatment of warrants issued by special purpose acquisition companies, it will revise its consolidated financial statements previously issued in its Annual Report on Form 10-K for the year ended December 31, 2020 to make certain immaterial adjustments related to the accounting treatment for certain private placement warrants. The revisions are expected to result in non-cash, non-operating financial statement adjustments and have no impact on the Company’s current or previously reported revenues, cash position, operating expenses or total operating, investing or financing cash flows. Additionally, there is no anticipated impact on the Company’s non-GAAP operating metrics, including Adjusted EBITDA, Adjusted Net Income and Net Debt. The Company is evaluating the impact of this revision on our internal control over financial reporting related to accounting for certain private placement warrants.

The information and expected impact to the Company’s historical financial results contained in this Item 2.02 are preliminary, do not present all information necessary for an understanding of the Company’s revised financial condition as of and for the year ended December 31, 2020 and its revised results of operations for the year ended December 31, 2020 and are subject to change as management completes the revision of its financial statements.

Item 7.01 Regulation FD Disclosure

The information set forth under Item 2.02 is incorporated by reference into this Item 7.01.

On May 7, 2021, the Company issued a press release related to the matters described in Item 2.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

The information being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Advantage Solutions Inc., dated May 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021

ADVANTAGE SOLUTIONS INC.

By:  /s/Brian Stevens

Brian Stevens

Chief Financial Officer and

Chief Operating Officer